                                                                    EXHIBIT 99.2

                COMPUTEC INTERNATIONAL STRATEGIC RESOURCES, INC

                           CONDENSED BALANCE SHEETS
                                  (unaudited)


                                                         April 29,
                                                            1997
                       ASSETS                            ----------
Current assets:
 Cash and cash equivalents.........................      $  576,000
 Accounts receivable...............................       2,782,000
 Prepaid expenses and other current assets.........         332,000
                                                         ----------
  Total current assets.............................       3,690,000
Property:
    Furniture and fixtures.........................          74,000
    Equipment......................................         182,000
                                                         ----------
                                                            256,000
Less accumulated depreciation                              (126,000)
                                                         ----------
 Property, net.....................................         130,000
 Other assets......................................          27,000
                                                         ----------
                                                         $3,847,000
                                                         ==========


      LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
 Accounts payable and accrued liabilities..........      $  946,000
 Income taxes payable..............................         257,000
 Deferred income taxes.............................         182,000
                                                         ----------
  Total current liabilities........................       1,385,000
Deferred income taxes - long-term..................         125,000

Commitments and contingencies

Shareholders' equity:
 Common stock; 50,000 shares authorized;
  50,000 shares issued and outstanding.............          50,000
 Retained earnings.................................       2,287,000
                                                         ----------
  Total shareholders' equity.......................       2,337,000
                                                         ----------
                                                         $3,847,000
                                                         ==========




      See accompanying notes to unaudited condensed financial statements.

           COMPUTEC INTERNATIONAL STRATEGIC RESOURCES, INC

                    CONDENSED STATEMENTS OF INCOME
                            (unaudited)


                                                         Four Months Ended
                                                              April 29,
                                                      ------------------------
                                                         1996          1997
                                                      ----------    ----------
 Revenues........................................     $5,942,000    $6,471,000
 Cost of professional services...................      3,573,000     4,111,000
                                                      ----------    ----------
 Gross margin....................................      2,369,000     2,360,000
 Selling, general and administrative expenses....      1,134,000     1,282,000
                                                      ----------    ----------
 Income before provision for income taxes........      1,235,000     1,078,000
 Provision for income taxes......................         34,000       170,000
                                                      ----------    ----------
 Net income......................................     $1,201,000    $  908,000
                                                      ==========    ==========


      See accompanying notes to unaudited condensed financial statements.

                COMPUTEC INTERNATIONAL STRATEGIC RESOURCES, INC

                      CONDENSED STATEMENTS OF CASH FLOWS
                                  (unaudited)

                                                        Four Months Ended
                                                            April 29,
                                                     ------------------------
                                                        1996         1997
                                                     ----------   -----------
Cash flows from operating activities:
 Net income......................................... $1,201,000   $   908,000
  Adjustments to reconcile net income to net
   cash provided by operating activities:
     Depreciation expense...........................      9,000        15,000
     Deferred income taxes..........................     40,000       (16,000)
     Changes in operating assets and liabilities:
       Accounts receivable..........................   (186,000)       87,000
       Prepaid expenses and other assets............   (608,000)       (9,000)
       Accounts payable and accrued liabilities.....   (315,000)      171,000
       Income taxes payable.........................        --        257,000
                                                     ----------   -----------
        Net cash provided by operating activities...    141,000     1,413,000

Cash flows from investing activities:
  Purchase of furniture, fixtures and equipment.....    (44,000)       (5,000)

Cash flows from financing activities:
 Distribution to shareholders.......................        --     (1,302,000)
 Note payable to shareholders.......................    (48,000)          --
                                                     ----------   -----------
    Net cash used in financing activities...........    (48,000)   (1,302,000)
                                                     ----------   -----------

Net increase in cash................................     49,000       106,000
Cash and cash equivalents, beginning of period......    622,000       470,000
                                                     ----------   -----------
Cash and cash equivalents, end of period............ $  671,000   $   576,000
                                                     ==========   ===========

Supplemental information:
 Cash paid for income taxes......................... $  470,000   $    31,000
                                                     ==========   ===========

Noncash information:
   During January 1997, the Company distributed $1,403,000 of cash and certain assets to shareholders. The assets were distributed at their net book value of $101,000 and no gain/loss was recognized upon distribution.



      See accompanying notes to unaudited condensed financial statements.

                COMPUTEC INTERNATIONAL STRATEGIC RESOURCES, INC

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

               For the Four Months Ended April 29, 1997 and 1996

Note 1.  Basis of Presentation

  The accompanying unaudited condensed financial statements of Computec International Strategic Resources, Inc. (the "Company") have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for a complete set of financial statements. In the opinion of management, all adjustments considered necessary, consisting only of normal recurring adjustments is included for fair presentation. Operating results for the four months ended April 29, 1996 and 1997, are not necessarily indicative of results that may be expected for the full year. The unaudited condensed financial statements for the four months ended April 29, 1996 and 1997 should be read in conjunction with the audited financial statements of the Company for the years ended December 31, 1995 and 1996.

Note 2.  Subsequent Event

  The Company has signed a Stock Purchase Agreement to sell the Company. The sale closed on April 29, 1997.